Effective July 12, 2011, the nominal
value of the Shares changed to Euro
0.05 per Share.

EXHIBIT A
THE RIGHTS OF HOLDERS OF
RECEIPTS TO DIRECT THE
VOTING OF SHARES MAY BE
RESTRICTED AS DESCRIBED IN
ARTICLE 22 BELOW

AMERICAN
DEPOSITARY
SHARES, Each
American Depositary
Share represents four 4
depositary Shares
THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT FOR UNITS OF
ORDINARY
STOCK OF THE NOMINAL
VALUE 0.64 EUROS EACH
OF THE
GOVERNOR AND
COMPANY OF THE BANK
OF IRELAND
A CORPORATION
ORGANIZED AND
EXISTING UNDER THE
LAWS OF IRELAND
      The Bank of New York, as
depositary hereinafter called the
Depositary, hereby certifies that ,
or registered assigns IS THE
HOLDER OF
AMERICAN DEPOSITARY
SHARES
representing deposited units of
Ordinary Stock herein called
Shares of the Governor and
Company of the Bank of Ireland,
a corporation organized and
existing under the laws of Ireland
herein called the Bank.  At the
date hereof, each American
Depositary Share represents 4
Shares deposited or subject to
deposit under the Deposit
Agreement as such term is
hereinafter defined at the office
of the Bank of Ireland,
International Financial Services
Centre, Anderson House, 1
Harbourmaster Place, Dublin 1,
Ireland herein called the
Custodian.  The Depositarys
Corporate Trust Office is located
at a different address than its
principal executive office.  Its
Corporate Trust Office is located
at 101 Barclay Street, New York,
N.Y. 10286, and its principal
executive office is located at One
Wall Street, New York, N.Y.
10286.
THE DEPOSITARYS
CORPORATE TRUST
OFFICE ADDRESS IS
101 BARCLAY STREET,
NEW YORK, N.Y. 10286


1.	THE DEPOSIT
AGREEMENT.
      This American Depositary
Receipt is one of an issue of
American Depositary Receipts
herein called Receipts, all issued
and to be issued upon the terms
and conditions set forth in the
deposit agreement, dated as of
November 28, 1995, as amended
and restated as of September 6,
1996, as further amended and
restated as of July 19, 1999 herein
called the Deposit Agreement, by
and among the Bank, the
Depositary, and all Holders from
time to time of Receipts issued
thereunder, each of whom by
accepting a Receipt agrees to
become a party thereto and
become bound by all the terms
and conditions thereof.  The
Deposit Agreement sets forth the
rights of Holders of the Receipts
and the rights and duties of the
Depositary in respect of the
Shares deposited thereunder and
any and all other securities,
property and cash from time to
time received in respect of such
Shares and held thereunder such
Shares, securities, property, and
cash are herein called Deposited
Securities.  Copies of the Deposit
Agreement are on file at the
Depositarys Corporate Trust
Office in New York City and at
the office of the Custodian.
      The statements made on
the face and reverse of this
Receipt are summaries of certain
provisions of the Deposit
Agreement and are qualified by
and subject to the detailed
provisions of the Deposit
Agreement, to which reference is
hereby made.  Capitalized terms
defined in the Deposit Agreement
and not defined herein shall have
the meanings set forth in the
Deposit Agreement
2.	SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF
SHARES.
      Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt, and
upon payment of the fee of the
Depositary provided in this
Receipt and payment of all taxes,
duties and other governmental
charges payable in connection
with delivery of Deposited
Securities against surrender of
Receipts, and subject to the terms
and conditions of the Deposit
Agreement, and the Charter and
ByeLaws of the Bank, the Holder
hereof is entitled to delivery, to
him or upon his order, of the
Deposited Securities at the time
represented by the American
Depositary Shares for which this
Receipt is issued. Delivery of such
Deposited Securities may be made
by the delivery of a certificates in
the name of the Holder hereof or
as ordered by him or certificates
properly endorsed or accompanied
by proper instruments of transfer
and b any other securities,
property and cash to which such
Holder is then entitled together
with any transfer or assignment
related thereto given pursuant to
Section 2.02 of the Deposit
Agreement in respect of this
Receipt. Such delivery will be
made at the option of the Holder
hereof, either at the office of the
Custodian or at the Corporate
Trust Office of the Depositary,
provided that the forwarding of
certificates for Shares or other
Deposited Securities for such
delivery at  the Corporate Trust
Office of the Depositary shall be
at the risk and expense of the
Holder hereof.
3.	TRANSFERS,
SPLITUPS, AND
COMBINATIONS OF
RECEIPTS.
      The transfer of this
Receipt is registrable on the books
of the Depositary at its Corporate
Trust Office by the Holder hereof
in person or by a duly authorized
attorney, upon surrender of this
Receipt at any designated transfer
office properly endorsed or
accompanied by proper
instruments of transfer and duly
stamped as may be required by
applicable law  provided that the
Depositary may close the transfer
books, at any time or from time to
time, after consultation with the
Bank, when deemed expedient by
it in connection with the
performance of its duties under
the Deposit Agreement or at the
request of the Bank, subject in all
cases to Section 7.08 of the
Deposit Agreement and Article 23
hereof.  This Receipt may be split
into other such Receipts, or may
be combined with other such
Receipts into one Receipt,
evidencing the same aggregate
number of American Depositary
Shares as the Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery, registration of transfer,
splitup, combination, or surrender
of any Receipt or transfer or
withdrawal of any Deposited
Securities, the Depositary, the
Custodian, or Registrar may
require payment from the
depositor of the Shares or the
presenter of the Receipt of a sum
sufficient to reimburse it for any
tax, duty or other governmental
charge and any stock transfer or
registration fee with respect
thereto including any such tax,
duty or charge and fee with
respect to Shares being deposited
or withdrawn and payment of any
applicable fees as provided in this
Receipt, may require the
production of proof satisfactory to
it as to the identity and
genuineness of any signature and
may also require compliance with
such reasonable regulations if any
the Depositary may establish
consistent with the provisions of
the Deposit Agreement or this
Receipt, including, without
limitation, Article 23.
      The delivery of Receipts
against deposits of Shares
generally or against deposits of
particular Shares may be
suspended, or the registration of
transfer of Receipts in particular
instances may be refused, or the
registration of transfer of
outstanding Receipts generally
may be suspended, during any
period when the transfer books of
the Depositary are closed, or if
any such action is deemed
necessary or advisable by the
Depositary or the Bank at any
time or from time to time because
of any requirement of law or of
any government or governmental
body or commission, or under any
provision of the Deposit
Agreement, the Charter or
ByeLaws of the Bank or this
Receipt, or for any other reason,
subject to the provisions of the
following sentence and of Section
7.08 of the Deposit Agreement.
Notwithstanding any other
provision of the Deposit
Agreement and this Receipt, the
surrender of outstanding Receipts
and withdrawal of Deposited
Securities may not be suspended
subject only to i temporary delays
caused by closing the transfer
books of the Depositary or the
Bank or the deposit of Shares in
connection with voting at a
General Court of Stockholders, or
the payment of dividends, ii the
payment of fees, taxes and similar
charges, and iii compliance with
any Irish, U.S. or other applicable
foreign laws or governmental
regulations relating to the Receipts
or to the withdrawal of the
Deposited Securities.  Without
limitation of the foregoing, the
Depositary shall not knowingly
accept for deposit under the
Deposit Agreement any Shares
required to be registered under the
provisions of the Securities Act of
1933, unless a registration
statement is in effect as to such
Shares.
4.	LIABILITY OF
HOLDER FOR TAXES.
      If any tax, duty or other
governmental charge shall become
payable by the Depositary or the
Custodian or its nominee with
respect to any Receipt or any
Deposited Securities represented
hereby, such tax, duty  or other
governmental charge shall be
payable by the Holder hereof to
the Depositary.  The Depositary
may refuse to effect registration
of any transfer of this Receipt or
any withdrawal of Deposited
Securities represented by
American Depositary Shares
evidenced by such Receipt until
such payment is made, and may
withhold any cash dividends or
other cash distributions in respect
of such Deposited Securities, or
may sell for the account of the
Holder hereof any part or all of
the Deposited Securities
represented by the American
Depositary Shares evidenced by
this Receipt, and may apply such
cash dividends or other cash
distributions or the proceeds of
any such sale in payment of any
such tax, duty or other
governmental charge and the
Holder hereof shall remain liable
for any deficiency.
5.	WARRANTIES OF
DEPOSITORS.
      Every person depositing
Shares hereunder and under the
Deposit Agreement shall be
deemed thereby to represent and
warrant that such Shares and each
certificate therefor are validly
issued, fully paid, nonassessable,
and that any preemptive rights of
the holders of outstanding Shares
were validly waived or exercised
and that the person making such
deposit is duly authorized so to
do.  Every such person shall also
be deemed to represent i that the
Shares presented for deposit are
not, and the Receipts issuable
upon such deposit will not be,
restricted securities within the
meaning of Rule 144a3 under the
Securities Act of 1933 and ii that
the deposit of such Shares and the
sale of Receipts evidencing
American Depositary Shares
representing such Shares by that
person does not and will not
violate the Securities Act of 1933.
Such representations and
warranties shall survive the
deposit of Shares and issuance of
Receipts.
6.	FILING PROOFS,
CERTIFICATES, AND
OTHER
INFORMATION.
      Any person presenting
Shares for deposit or any Holder
of a Receipt may be required from
time to time to file with the
Depositary or the Custodian such
proof of citizenship or residence,
exchange control approval, or such
information relating to the
registration on the books of the
Bank or the Foreign Registrar, if
applicable, to execute such
certificates and to make such
representations and warranties, as
the Depositary may deem
necessary or proper or as the Bank
may require by written request to
the Depositary or the Custodian.
The Depositary may withhold the
delivery or registration of transfer
of any Receipt or the distribution
of any dividend or sale or
distribution of rights or of the
proceeds thereof or the delivery of
any Deposited Securities
pertaining to such Receipt until
such proof or other information is
filed or such certificates are
executed or such representations
and warranties made.  No Share
shall be accepted for deposit
unless accompanied by evidence
satisfactory to the Depositary that
any necessary approval has been
granted by the appropriate body,
if any, governing the regulation of
currency exchange under Irish
law.
7.	CHARGES OF
DEPOSITARY.
      The Bank agrees to pay the
fees, reasonable expenses and
outofpocket charges of the
Depositary and those of any
Registrar only in accordance with
agreements in writing entered into
between the Depositary and the
Bank from time to time.  The
Depositary shall present its
statement for such charges and
expenses to the Bank in arrears
once every three months.  The
charges and expenses of the
Custodian are for the sole account
of the Depositary.
      The following charges
shall be incurred by any party
depositing or withdrawing Shares
or by any party surrendering
Receipts or to whom Receipts are
issued including, without
limitation, issuance pursuant to a
stock dividend or stock split
declared by the Bank or an
exchange of stock regarding the
Receipts or Deposited Securities
or a distribution of Receipts
pursuant to Section 4.03 of the
Deposit Agreement, whichever
applicable 1 taxes, duties and
other governmental charges,
2 such registration fees as may
from time to time be in effect for
the registration of transfers of
Shares generally on the Share
register of the Bank or Foreign
Registrar and applicable to
transfers of Shares to the name of
the Depositary or its nominee or
the Custodian or its nominee on
the making of deposits or
withdrawals under the terms of
the Deposit Agreement, 3 such
cable, telex and facsimile
transmission expenses as are
expressly provided in the Deposit
Agreement, 4 such expenses as are
incurred by the Depositary in the
conversion of foreign currency
pursuant to Section 4.05 of the
Deposit Agreement, 5 a fee not in
excess of $5.00 or less per 100
American Depositary Shares or
portion thereof for the execution
and delivery of Receipts pursuant
to Sections 2.03, 4.03, 4.04 or
4.05 of the Deposit Agreement
and the surrender of Receipts
pursuant to Section 2.05 or 6.02
of the Deposit Agreement, 6 a fee
of $.02 or less per American
Depositary Share or portion
thereof for any cash distribution
made pursuant to the Deposit
Agreement including, but not
limited to Sections 4.01 through
4.05 thereof, 7 a fee not in excess
of $1.50 or less per certificate for
a Receipt or Receipts for transfers
made pursuant to the terms of a
Deposit Agreement and 8 a fee
for the distribution of proceeds of
sales of securities or rights
pursuant to Sections 4.02, 4.03 or
4.04, respectively, of the Deposit
Agreement, such fee being in an
amount equal to the fee for the
execution and delivery of
American Depositary Shares
referred to above which would
have been charged as a result of
the deposit by Holder of securities
for purposes of this clause 8
treating all such securities as if
they were Shares or Shares
received in exercise of rights
distributed to them pursuant to
Sections 4.02, 4.03 or 4.04,
respectively, but which securities
or rights are instead sold by the
Depositary and the net proceeds
distributed.
8.	LOANS AND
PRERELEASE OF
SHARES AND
RECEIPTS.
      Notwithstanding Section
2.03 of the Deposit Agreement,
the Depositary may execute and
deliver Receipts prior to the
receipt of Shares pursuant to
Section 2.02 of the Deposit
Agreement PreRelease.  The
Depositary may, pursuant to
Section 2.05 of the Deposit
Agreement, deliver Shares upon
the receipt and cancellation of
Receipts which have been
PreReleased, whether or not such
cancellation is prior to the
termination of such PreRelease or
the Depositary knows that such
Receipt has been PreReleased.
The Depositary may receive
Receipts in lieu of Shares in
satisfactory of a PreRelease.  Each
PreRelease will be a preceded or
accompanied by a written
representation from the person to
whom Receipts are to be delivered
that such person, or its customer,
owns the Shares or Receipts to be
remitted, as the case may be, b at
all times fully collateralized with
cash or such other collateral as the
Depositary deems appropriate, c
terminable by the Depositary on
not more than five 5 business days
notice, and d subject to such
further indemnities and credit
regulations as the Depositary
deems appropriate.  The number
of American Depositary Shares
which are outstanding at any time
as a result of PreReleases will not
normally exceed thirty percent 30
of the Shares deposited hereunder
provided, however, that the
Depositary reserves the right to
change or disregard such limit
from time to time as it deems
appropriate.
      The Depositary may retain
for its own account any
compensation received by it in
connection with the foregoing.
9.	TITLE TO RECEIPTS.
      Title to this Receipt when
properly endorsed or accompanied
by proper instruments of transfer,
is transferable by delivery with the
same effect as in the case of a
negotiable instrument  provided,
however, that the Bank and the
Depositary, notwithstanding any
notice to the contrary, may treat
the person in whose name this
Receipt is registered on the books
of the Depositary as the absolute
owner hereof for the purpose of
determining the person entitled to
distribution of dividends or other
distributions or to any notice
provided for in the Deposit
Agreement or for all other
purposes.
10.	VALIDITY OF
RECEIPT.
      This Receipt shall not be
entitled to any benefits under the
Deposit Agreement or be valid or
obligatory for any purpose, unless
this Receipt shall have been
executed by the Depositary by the
manual or facsimile signature of a
duly authorized signatory of the
Depositary and, if a Registrar
other than the Depositary for the
Receipts shall have been
appointed, countersigned by the
manual or facsimile signature of a
duly authorized signatory of the
Registrar or any coregistrar.
11.	REPORTS
INSPECTION OF
TRANSFER BOOKS.
      The Bank is subject to the
periodic reporting requirements of
the Securities Exchange Act of
1934 and, accordingly, files
certain reports with the Securities
and Exchange Commission
hereinafter called the Commission.
      Such reports and
communications will be available
for inspection and copying at the
public reference facilities
maintained by the Commission
located at 450 Fifth Street, N.W.,
Washington, D.C. 20549.
      The Depositary will make
available for inspection by
Holders of Receipts at its
Corporate Trust Office any reports
and communications, including
any proxy material, received from
the Bank which are both
a received by the Depositary or its
nominee or nominees as the holder
of the Deposited Securities and
b made generally available to the
holders of such Deposited
Securities by the Bank.  The
Depositary will also send to
Holders of Receipts copies of
such reports when furnished by
the Bank pursuant to the Deposit
Agreement.  Any such reports and
communications, including any
such proxy soliciting material,
furnished to the Depositary by the
Bank shall be furnished in English
to the extent such materials are
required to be translated into
English pursuant to any
regulations of the Commission.
      The Depositary will keep
books for the registration of
Receipts and transfers of Receipts
which at all reasonable times shall
be open for inspection by the
Holders of Receipts provided that
such inspection shall not be for the
purpose of communicating with
Holders of Receipts in the interest
of a business or object other than
the business of the Bank or a
matter related to the Deposit
Agreement, the Charter and
ByeLaws of the Bank or the
Receipts.
12.	DIVIDENDS AND
DISTRIBUTIONS.
      Whenever the Depositary
receives any cash dividend or
other cash distribution by the
Bank on any Deposited Securities
in a currency other than Dollars,
the Depositary will, if at the time
of receipt thereof any amounts
received in a foreign currency can
in the judgment of the Depositary
be converted on a reasonable basis
into United States dollars
transferable to the United States,
and subject to the Deposit
Agreement, promptly convert such
dividend or distribution into
dollars and will distribute the
amount thus received net of the
expenses of the Depositary as
provided in Article 7 hereof and
Section 5.09 of the Deposit
Agreement, if applicable, to the
Holders of Receipts entitled
thereto provided, however, that in
the event that the Bank or the
Depositary is required to withhold
and does withhold from such cash
dividend or such other cash
distribution in respect of any
Deposited Securities an amount
on account of taxes, the amount
distributed to the Holders of the
Receipts evidencing American
Depositary Shares representing
such Deposited Securities shall be
reduced accordingly.
      A failure by a Holder to
comply with the provisions
outlined in Section 3.04 of the
Deposit Agreement may result in
retention by the Bank of the
dividends otherwise payable on
the Default Shares as defined in
Article 22 hereof held by that
Holder and the rights described in
this Section 4.01 of the Deposit
Agreement to receive dividends
payable on Deposited Securities
underlying such Receipts.
      Subject to the provisions
of Section 4.12 and 5.09 of the
Deposit Agreement, whenever the
Depositary receives any
distribution other than a
distribution described in
Sections 4.01, 4.03 or 4.04 of the
Deposit Agreement, the
Depositary will cause the
securities or property received by
it to be distributed promptly to the
Holders of Receipts entitled
thereto, in any manner that the
Depositary may deem equitable
and practicable for accomplishing
such distribution provided,
however, that, if in the opinion of
the Depositary such distribution
cannot be made proportionately
among the Holders of Receipts
entitled thereto, or if for any other
reason the Depositary, after
consultation with the Bank, deems
such distribution not to be
feasible, the Depositary may
adopt, with the Banks approval
such approval not to be
unreasonably withheld, such
method as it may deem equitable
and practicable for the purpose of
effecting such distribution,
including, but not limited to, the
public or private sale of any
securities or property thus
received, or any part thereof, and
the net proceeds of any such sale
net of the fees of the Depositary
as provided in Article 7 hereof
and Section 5.09 of the Deposit
Agreement shall be distributed by
the Depositary to the Holders of
Receipts entitled thereto as in the
case of a distribution received in
cash.
      If any distribution consists
of a dividend in, or free
distribution of, Shares, the
Depositary may, with the Banks
approval, and shall if the Bank
shall so request, distribute
promptly to the Holders of
outstanding Receipts entitled
thereto, additional Receipts
evidencing an aggregate number
of American Depositary Shares
representing the number of Shares
received as such dividend or free
distribution, subject to the terms
and conditions of the Deposit
Agreement with respect to the
deposit of Shares and the issuance
of American Depositary Shares
evidenced by Receipts, including
the withholding of any tax or
other governmental charge as
provided in Section 4.12 of the
Deposit Agreement and the
payment of the fees of the
Depositary as provided in Section
5.09 of the Deposit Agreement.
In lieu of delivering Receipts for
fractional American Depositary
Shares in any such case, the
Depositary will sell the amount of
Shares represented by the
aggregate of such fractions and
distribute as promptly as
practicable the net proceeds.  If
additional Receipts are not so
distributed, each American
Depositary Share shall thenceforth
also represent the additional
Shares distributed upon the
Deposited Securities represented
thereby.
      In the event that the
Depositary determines that any
distribution in property including
Shares and rights to subscribe
therefor is subject to any tax, duty
or other governmental charge
which the Depositary is obligated
to withhold, the Depositary may
by public or private sale dispose of
all or a portion of such property
including Shares and rights to
subscribe therefor in such amounts
and in such manner as the
Depositary deems necessary and
practicable to pay any such taxes,
duties or other governmental
charges, and the Depositary shall
distribute the net proceeds of any
such sale after deduction of such
taxes, duties or other
governmental charges to the
Holders of Receipts entitled
thereto.
13.	RIGHTS.
      In the event that the Bank
shall offer or cause to be offered
to the holders of any Deposited
Securities any rights to subscribe
for additional Shares or any rights
of any other nature, the
Depositary shall, after
consultation with the Bank and
subject to the terms of the rights
and all applicable legislation and
regulations, have discretion as to
the procedure to be followed in
making such rights available to
Holders or in disposing of such
rights on behalf of such Holders
and making the net proceeds as
promptly as practicable available
in Dollars to such Holders or, if by
the terms of such rights offering
or, for any other reason, the
Depositary may not either make
such rights available to Holders or
dispose of such rights and make
the net proceeds available to such
Holders, then the Depositary shall
allow the rights to lapse provided,
however, that the Depositary will,
if requested by the Bank, take
action as follows
            (i)	if at the
time of the offering of any rights
the Depositary determines that it
is lawful and feasible to make
such rights available to Holders by
means of warrants or otherwise,
the Depositary shall distribute
promptly, to the Holders entitled
thereto, warrants or other
instruments therefor in such form
as it may determine, in proportion
to the number of American
Depositary Shares representing
such Deposited Securities held by
them, respectively, or employ such
other method as it may deem
feasible in order to facilitate the
exercise, sale or transfer of rights
by such Holders or
            (ii)	if at the
time of the offering of any rights
the Depositary determines that it
is not lawful and feasible to make
such rights available to Holders by
means of warrants or otherwise, or
if the rights represented by such
warrants or such other instruments
are not exercised and appear to be
about to lapse, the Depositary in
its discretion, after consultation
with the Bank, may sell such
rights or such warrants or other
instruments at public or private
sale, at such place or places and
upon such terms as it may deem
proper, and may allocate the
proceeds of such sales for the
accounts of the Holders otherwise
entitled to such rights, warrants or
other instruments, upon an
averaged or other practicable basis
without regard to any distinctions
among such Holders because of
exchange restrictions, the date of
delivery of any Receipt or
Receipts or otherwise.
      If registration under the
Securities Act of 1933 of the
securities to which any rights
relate is required in order for the
Bank to offer such rights to
Holders and sell the securities
represented by such rights, the
Depositary will not offer any such
rights to Holders unless and until
such a registration statement is in
effect, or unless the offering and
sale of such securities to the
Holders of such Receipts are
exempt from or not subject to
registration under the provisions
of such Act.  Nothing in this
Article 13 or in the Deposit
Agreement shall create, or be
construed to create, any obligation
on the part of the Bank to file a
registration statement with the
Commission or endeavor to have
such a registration statement
declared effective so as to allow
rights to be made available to
Holders of the Receipts.
      Whenever the Depositary
shall receive notice from the Bank
of the declaration of a dividend or
other distribution on Deposited
Securities payable in Shares or
cash at the election of each holder
of Shares or, if no such election is
made, payable in Shares or in cash
as provided in the instruments
governing such dividend or other
distribution, the Depositary shall,
upon the written request of the
Bank and subject to Section 5.07
of the Deposit Agreement, mail to
the Holders a notice, the form of
which shall be in the discretion of
the Depositary, which shall
contain a such information as is
contained in the notice received
by the Depositary from the Bank
and b a statement that each of the
Holders as of the close of business
on a specified date will be
entitled, subject to any applicable
provisions of law, including any
applicable provisions of Irish law,
the Charter and ByeLaws of the
Bank or the instruments governing
such dividend or distribution, to
instruct the Depositary as to the
manner in which such Holder
elects to receive such dividend or
distribution.  Upon the written
request of a Holder on such record
date, received on or before the
date established by the Depositary
for such purpose, the Depositary
shall endeavor, in so far as
practicable to make the election in
accordance with the instructions
set forth in such request, and to
distribute cash or Shares, as the
case may be, in accordance with
the terms of Section 4.01 or
Section 4.03 of the Deposit
Agreement, respectively, to the
Holders entitled thereto.  If the
Depositary does not receive timely
instructions from any Holder as to
such Holders election, the
Depositary shall make no election
with respect to the Deposited
Securities represented by such
Holders American Depositary
Shares and shall distribute such
Shares or cash so received, if any,
in respect of such Deposited
Securities in accordance with the
preceding sentence.
14.	CONVERSION OF
FOREIGN
CURRENCY.
      Whenever the Depositary
shall receive foreign currency, by
way of dividends or other
distributions or the net proceeds
from the sale of securities,
property or rights, and if at the
time of the receipt thereof the
foreign currency so received can
in the reasonable judgment of the
Depositary be converted on a
reasonable basis into Dollars and
the resulting Dollars transferred to
the United States, the Depositary
shall convert or cause to be
converted, by sale or in any other
manner that it may determine,
such foreign currency into Dollars,
and such Dollars shall be
distributed to the Holders entitled
thereto or, if the Depositary shall
have distributed any warrants or
other instruments which entitle the
holders thereof to such Dollars,
then to the holders of such
warrants andor instruments upon
surrender thereof for cancellation.
Such distribution may be made
upon an averaged or other
practicable basis without regard to
any distinctions among Holders
on account of exchange
restrictions, the date of delivery of
any Receipt or otherwise and shall
be net of any expenses of
conversion into Dollars incurred
by the Depositary as provided in
Section 5.09 of the Deposit
Agreement.
      If such conversion or
distribution can be effected only
with the approval or license of any
government or agency thereof, the
Depositary shall promptly file
such application for approval or
license, if any, as it may deem
desirable.
      If at any time the
Depositary shall determine that in
its judgment any foreign currency
received by the Depositary is not
convertible on a reasonable basis
into Dollars distributable to the
Holders entitled thereto and
transferable to the United States,
or if any approval or license of any
government or agency thereof
which is required for such
conversion is denied or in the
opinion of the Depositary is not
obtainable of if any such approval
or license is not obtained within a
reasonable period as determined
by the Depositary in each case
after consultation with the Bank,
the Depositary may distribute the
foreign currency or an appropriate
document evidencing the right to
receive such foreign currency
received by the Depositary to, or
in its discretion may hold such
foreign currency uninvested and
without liability for interest
thereon for the respective
accounts of, the Holders entitled
to receive the same.
      If any such conversion of
foreign currency, in whole or in
part, cannot be effected for
distribution to some of the
Holders entitled thereto, the
Depositary may in its discretion
make such conversion and
distribution in Dollars to the
extent permissible to the Holders
entitled thereto and may distribute
the balance of the foreign
currency received by the
Depositary to, or hold such
balance uninvested and without
liability for interest thereon for the
respective accounts of, the
Holders entitled thereto.
15.	RECORD DATES.
      Whenever any cash
dividend or other cash distribution
shall become payable or any
distribution other than cash shall
be made, or whenever rights shall
be issued with respect to the
Deposited Securities or whenever
for any reason the Depositary
gives effect to a change in the
number of Shares that are
represented by each American
Depositary Share, or whenever the
Depositary shall receive notice of
any meeting of holders of Shares
or other Deposited Securities, the
Depositary shall, after
consultation with the Bank, fix a
record date, which date shall, to
the extent practicable, be the same
record date fixed by the Bank
a for the determination of the
Holders of Receipts who shall be
i entitled to receive such dividend,
distribution or rights or the net
proceeds of the sale thereof or
ii entitled to give instructions for
the exercise of voting rights at any
such meeting, or b on or after
which each American Depositary
Share will represent the changed
number of Shares, subject to the
provisions of the Deposit
Agreement.
16.	VOTING OF
DEPOSITED
SECURITIES.
            (i)	As soon as
practicable after receipt from the
Bank of notice of any meeting or
solicitation of consents or proxies
of holders of Shares or other
Deposited Securities, if requested
in writing by the Bank, the
Depositary shall mail to the
Holders a notice containing a such
information as is contained in such
notice of meeting or a summary
thereof, b a statement that each
Holder at the close of business on
a specified record date will be
entitled, subject to any applicable
provisions of law, including any
provisions of the laws of Ireland,
the Charter and ByeLaws of the
Bank and the provisions of or
governing Deposited Securities, to
instruct the Depositary as to the
exercise of the voting rights, if
any, pertaining to the number of
Shares or other Deposited
Securities represented by the
American Depositary Shares
evidenced by such Holders
Receipts and c a statement as to
the manner in which such
instructions may be given,
including, when applicable, an
express indication that instructions
may be given or, if applicable,
deemed given in accordance with
clause ii of this paragraph if no
instruction is received to the
Depositary to give a discretionary
proxy to a person designated by
the Bank.  Upon the written
request of a Holder on such record
date, received on or before the
date established by the Depositary
for such purpose, the Depositary
shall endeavor insofar as
practicable and permitted under
any applicable provisions of law,
including any provisions of the
laws of Ireland, the Charter and
ByeLaws of the Bank and the
provisions of or governing
Deposited Securities, to vote or
cause to be voted or to grant a
discretionary proxy to a person
designated by the Depositary as
identified by the Bank to vote the
number of Shares or other
Deposited Securities represented
by the American Depositary
Shares evidenced by such Holders
Receipts in accordance with any
instructions set forth in such
request provided that the
Depositary, unless specifically
instructed by a Holder or Holders
of Receipts representing not less
than 10 of the total voting rights
of all Holders of Receipts, shall
not join in demanding a poll. The
Depositary shall not itself exercise
any voting discretion over any
Deposited Securities.
            (ii)	Unless the
Bank shall request in writing to
the contrary, if no instructions are
received by the Depositary from
any Holder with respect to any of
the Deposited Securities
represented by the American
Depositary Shares evidenced by
such Holders Receipts on or
before the date established by the
Depositary for such purpose, the
Depositary shall deem such
Holder to have instructed the
Depositary to give a discretionary
proxy to a person designated by
the Depositary as identified by the
Bank in the form of proxy with
respect to such Deposited
Securities and the Depositary shall
give a discretionary proxy to such
person to vote such Deposited
Securities, provided that no such
instruction shall be deemed given
and no such discretionary proxy
shall be given with respect to any
matter if prior to such vote, the
Bank shall have consulted with
the Depositary and shall have
informed the Depositary that as to
such matter x the Bank does not
wish such proxy to be given, y
substantial opposition exists or z
such matter materially and
adversely affects the rights of
holders of Shares or Holders of
Receipts.
      A failure by a Holder to
comply with the provisions
outlined in Section 3.04 of the
Deposit Agreement and Article 22
hereof may result in withdrawal of
the voting rights of the Shares
underlying the Default Shares
held by that Holder and the rights
described in this Article 16 to
direct the voting of the Deposited
Securities underlying such
Receipts.
17.	CHANGES
AFFECTING
DEPOSITED
SECURITIES.
      In circumstances where the
provisions of Section 4.03 of the
Deposit Agreement do not apply,
upon any change in nominal value,
change in par value, splitup,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization, reorganization,
merger or consolidation, or sale of
assets affecting the Bank or to
which it is a party, any securities
which shall be received by the
Depositary or a Custodian in
exchange for or in conversion of
or in respect of Deposited
Securities shall be treated as new
Deposited Securities under the
Deposit Agreement, and
American Depositary Shares shall
thenceforth represent the new
Deposited Securities so received
in exchange or conversion, unless
additional Receipts are delivered
pursuant to the following
sentence. In any such case the
Depositary may, and shall if the
Bank shall so request, execute and
deliver additional Receipts as in
the case of a dividend in Shares,
or call for the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically describing such new
Deposited Securities.
18.	LIABILITY OF THE
BANK AND
DEPOSITARY.
      Neither the Depositary nor
the Bank shall incur any liability
to any Holder of any Receipt, if
by reason of any provision of any
present or future law or regulation
of the United States or Ireland or
any other provision of applicable
law, or of any governmental or
regulatory authority or stock
exchange, or by reason of any
provision, present or future, of the
Charter or ByeLaws of the Bank,
or by reason of any act of God or
war or other circumstances
beyond the control of either of
them, the Depositary or the Bank
shall be prevented or forbidden
from or be subject to any civil or
criminal penalty on account of
doing or performing any act or
thing which by the terms of the
Deposit Agreement it is provided
shall be done or performed nor
shall the Depositary or the Bank
incur any liability to any Holder of
a Receipt by reason of any
nonperformance or delay, caused
as aforesaid, in the performance of
any act or thing which by the
terms of the Deposit Agreement it
is provided shall or may be done
or performed, or by reason of any
exercise of, or failure to exercise,
any discretion provided for in the
Deposit Agreement.  Where, by
the terms of a distribution
pursuant to Sections 4.01, 4.02 or
4.03 of the Deposit Agreement, or
an offering or distribution
pursuant to Section 4.04 of the
Deposit Agreement, such
distribution or offering may not be
made available to Holders of
Receipts, and the Depositary may
not dispose of such distribution or
offering on behalf of such Holders
and make the net proceeds
available to such Holders, then the
Depositary shall not make such
distribution or offering, and shall
allow any rights, if applicable, to
lapse.  Neither the Bank nor the
Depositary assumes any obligation
or shall be subject to any liability
under the Deposit Agreement to
Holders of Receipts, except that
they agree to perform their
obligations specifically set forth in
the Deposit Agreement without
negligence or bad faith.  The
Depositary shall not be subject to
any liability with respect to the
validity or worth of the Deposited
Securities.  The Depositary
undertakes that it shall not i sell
Deposited Securities held by it as
Depositary, or ii deliver Deposited
Securities except as expressly
contemplated in the Deposit
Agreement.  The Depositary
undertakes that it shall not pledge
the Deposited Securities of the
Bank held by it as Depositary.
Neither the Depositary nor the
Bank shall be under any obligation
to appear in, prosecute or defend
any action, suit, or other
proceeding in respect of any
Deposited Securities or in respect
of the Receipts, which in its
opinion may involve it in expense
or liability, unless indemnity
satisfactory to it against all
expense and liability shall be
furnished as often as may be
required, and the Custodian shall
not be under any obligation
whatsoever with respect to such
proceedings, the responsibility of
the Custodian being solely to the
Depositary.  Neither the
Depositary nor the Bank shall be
liable for any action or nonaction
by it in reliance upon the advice of
or information from legal counsel,
accountants, any person
presenting Shares for deposit, any
Holder of a Receipt, or any other
person believed by it in good faith
to be competent to give such
advice or information.  The
Depositary shall not be responsible
for any failure to carry out any
instructions to vote any of the
Deposited Securities, or for the
manner in which any such vote is
cast or the effect of any such vote,
provided that any such action or
nonaction is in good faith.  The
Depositary shall not be liable for
any acts or omissions made by a
successor depositary whether in
connection with a previous act or
omission of the Depositary or in
connection with any matter arising
wholly after the removal or
resignation of the Depositary,
provided that in connection with
the issue out of which such
potential liability arises, the
Depositary performed its
obligations without negligence or
bad faith while it acted as
Depositary.  The Bank agrees to
indemnify the Depositary, its
directors, employees, agents and
affiliates and any Custodian
against, and hold each of them
harmless from, any liability or
expense including reasonable fees
and expenses of counsel which
may arise out of acts performed or
omitted, in accordance with the
provisions of the Deposit
Agreement and of the Receipts, as
the same may be amended,
modified, or supplemented from
time to time, i by either the
Depositary or a Custodian or their
respective directors, employees,
agents and affiliates, except for
any liability or expense arising out
of the negligence or bad faith of
either of them other than the
negligence or bad faith of the
Bank acting as Custodian under
the Deposit Agreement or except
to the extent that such liability or
expense arises out of information
relating to the Depositary
included in the registration
statement on Form F6 relating to
the American Depositary Shares,
or omissions of such information,
or ii by the Bank or any of its
directors, employees, agents and
affiliates provided, however, that
such indemnity shall not extend to
any taxes, duties and other
governmental charges, fees and
other expenses of the Depositary,
its directors, employees, agents
and affiliates and any Custodian
that, pursuant to the Deposit
Agreement or any supplemental
fee or other agreement, are not
payable by the Bank.  No
disclaimer of liability under the
Securities Act of 1933 is intended
by any provisions of the Deposit
Agreement.
19.	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY
APPOINTMENT OF
SUCCESSOR
CUSTODIAN.
      The Depositary may at any
time resign as Depositary
hereunder by written notice of its
election so to do delivered to the
Bank, such resignation to take
effect upon the appointment of a
successor depositary and its
acceptance of such appointment as
provided in the Deposit
Agreement.  The Depositary may
at any time be removed as
Depositary by the Bank by written
notice of such removal, effective
upon the appointment of a
successor depositary and its
acceptance of such appointment as
provided in the Deposit
Agreement.  Whenever the
Depositary in its discretion
determines that it is in the best
interest of the Holders of Receipts
to do so, it may, with the consent
of the Bank, or shall at the Banks
written request, appoint a
substitute or additional custodian
or custodians.
20.	AMENDMENT.
      The form of the Receipts
and any provisions of the Deposit
Agreement may at any time and
from time to time be amended by
agreement between the Bank and
the Depositary in any respect
which they may deem necessary
or desirable.  Any amendment
which shall impose or increase any
fees or charges other than taxes
and other governmental charges,
registration fees and cable, telex
or facsimile transmission costs,
delivery costs or other such
expenses, or which shall otherwise
prejudice any substantial existing
right of Holders of Receipts, shall,
however, not become effective as
to outstanding Receipts until the
expiration of thirty days after
notice of such amendment shall
have been given to the Holders of
outstanding Receipts.  Every
Holder of a Receipt at the time
any such amendment so becomes
effective shall be deemed, by
continuing to hold such Receipt,
to consent and agree to such
amendment and to be bound by
the Deposit Agreement as
amended thereby.  In no event
shall any amendment impair the
right of the Holder of any Receipt
to surrender such Receipt and
receive therefor the Deposited
Securities represented thereby
except in order to comply with
mandatory provisions of
applicable law.
21.	TERMINATION OF
DEPOSIT
AGREEMENT.
      The Depositary at any time
at the direction of the Bank, shall
terminate the Deposit Agreement
by mailing notice of such
termination to the Holders of all
Receipts then outstanding at least
90 days prior to the date fixed in
such notice for such termination.
The Depositary may likewise
terminate the Deposit Agreement
upon 30 days notice to the Bank
and the Holders of all Receipts
then outstanding if at any time 90
days shall have expired after the
Depositary shall have delivered to
the Bank a written notice of its
election to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in the
Deposit Agreement.  On and after
the date of termination, the
Holder of a Receipt will, upon a
surrender of such Receipt at the
Corporate Trust Office of the
Depositary, b payment of the fee
of the Depositary for the
surrender of Receipts referred to
in Section 2.05 of the Deposit
Agreement, and c payment of any
applicable taxes, duties or other
governmental charges, be entitled
to delivery, to him or upon his
order, of the amount of Deposited
Securities represented by the
American Depositary Shares
evidenced by such Receipt.  If
any Receipts shall remain
outstanding after the date of
termination, the Depositary
thereafter shall discontinue the
registration of transfers of
Receipts, shall suspend the
distribution of dividends to the
Holders thereof, and shall not give
any further notices or perform any
further acts under the Deposit
Agreement, except that the
Depositary shall continue to
collect dividends and other
distributions pertaining to
Deposited Securities, shall sell
rights as provided in the Deposit
Agreement, and shall continue to
deliver Deposited Securities,
together with any dividends or
other distributions received with
respect thereto and the net
proceeds of the sale of any rights
or other property, in exchange for
Receipts surrendered to the
Depositary after deducting, in
each case, the fee of the
Depositary for the surrender of a
Receipt, any expenses for the
account of the Holder of such
Receipt in accordance with the
terms and conditions of the
Deposit Agreement and any
applicable taxes or other
governmental charges.  At any
time after the expiration of one
year from the date of termination,
the Depositary may sell the
Deposited Securities then held
under the Deposit Agreement and
may thereafter hold uninvested
the net proceeds of any such sale,
together with any other cash then
held by it thereunder,
unsegregated and without liability
for interest, for the pro rata
benefit of the Holders of Receipts
which have not theretofore been
surrendered, such Holders
thereupon becoming general
creditors of the Depositary with
respect to such net proceeds.
After making such sale, the
Depositary shall be discharged
from all obligations under the
Deposit Agreement, except to
account for such net proceeds and
other cash and except for its
obligations to the Bank under
Section 5.08 of the Deposit
Agreement.  Upon the termination
of the Deposit Agreement, the
Bank shall be discharged from all
obligations under the Deposit
Agreement except for its
obligations to the Depositary with
respect to indemnification,
charges, and expenses.
22.	DISCLOSURE OF
INTERESTS.
      The Bank from time to
time may request Holders to
provide information as to the
capacity in which they own
Receipts, the nature and extent of
such ownership and certain other
matters.  Notwithstanding any
other provision of the Deposit
Agreement, each Holder agrees to
comply with requests made by the
Depositary or the Bank, which are
made pursuant to Section 3.04 of
the Deposit Agreement to
disclose, among other things,
whether he is the beneficial owner
of the American Depositary
Shares of which he is the
registered holder and, if he is not
the beneficial owner of any or all
of such American Depositary
Shares, to disclose and specify
every person in trust for whom or
on whose behalf the Holder holds
the same.  Where any Holder has
been required to make such
disclosure and has failed to do so
within 30 days after being
required to do so, the Holders
agree that the Bank may prohibit
such Holder from attending, or
exercising voting power, either
personally or by proxy, over the
Ordinary Stock underlying the
American Depositary Shares held
by such Holder in respect of
which such request for disclosure
was made the Default Shares
which expression includes any
further American Depositary
Shares which are issued in respect
of such Default Shares at any
General Court of the Bank or to
exercise any other rights conferred
by membership in relation to
General Courts of the Bank unless
and until he has made such
disclosure and, if such Default
Shares represent at least five
percent 5 of the Ordinary Stock
then in issue, the Bank may retain
any dividends or part thereof or
any moneys otherwise payable on
the Ordinary Stock underlying
such Default Shares and the
Depositary may, and at the
request of the Bank shall, not
register any transfer of such
Default Shares.  The Depositary
agrees to forward to the Holder
any such requests received from
the Bank and to use its reasonable
best efforts to take any other
reasonable and practicable actions
specified by the Bank to obtain
such information and to effect the
limitations described in the
previous sentence.
      There are no restrictions
under the Charter and ByeLaws
of the Bank or under Irish law, as
currently in effect, which limit the
right of nonIrish resident holders
of Shares to hold, or freely to
vote, Shares.
23.	COMPLIANCE WITH
U.S. SECURITIES
LAWS.
      Notwithstanding any
terms of this Receipt or the
Deposit Agreement to the
contrary, the Bank and the
Depositary have each agreed that
it will not exercise any rights it has
under the Deposit Agreement or
the Receipt to prevent the
withdrawal or delivery of
Deposited Securities in a manner
which would violate U.S.
securities laws, including, but not
limited to Section I.A.1 of the
General Instructions to the Form
F6 Registration Statement, as
amended from time to time, under
the Securities Act of 1933.


ASSIGNMENT AND
TRANSFER SIGNATURE
LINES
NOTE	The signature to
any endorsement hereon must
correspond with the name as
written upon the face of this
Receipt in every particular,
without alteration or enlargement
or any change whatever.
           If the endorsement
be executed by an attorney,
executor, administrator, trustee or
guardian, the person executing the
endorsement must give his full
title in such capacity and proper
evidence of authority to act in
such capacity, if not on file with
the Depositary, must be
forwarded with this Receipt.
            All endorsements
or assignments of Receipts must
be guaranteed by a New York
Stock Exchange member firm or
member of the Clearing House of
the American Stock Exchange
Clearing Corporation or by a bank
or trust company having an office
or correspondent in the City of
New York.
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EMM-1014622_1